UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	May 27, 2020

Commission File Number	Registrant, State of Incorporation, Address and Telephone Number	I.R.S. Employer Identification No.

1-3526	The Southern Company	58-0690070
(A Delaware Corporation)
30 Ivan Allen Jr. Boulevard, N.W.
Atlanta, Georgia 30308
(404) 506-5000

The name and address of the registrant have not changed since the last report.

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
The Southern Company	Common Stock, par value $5 per share	SO	New York Stock Exchange
The Southern Company	Series 2015A 6.25% Junior Subordinated Notes due 2075	SOJA	New York Stock Exchange
The Southern Company	Series 2016A 5.25% Junior Subordinated Notes due 2076	SOJB	New York Stock Exchange
The Southern Company	Series 2017B 5.25% Junior Subordinated Notes due 2077	SOJC	New York Stock Exchange
The Southern Company	2019 Series A Corporate Units	SOLN	New York Stock Exchange
The Southern Company	Series 2020A 4.95% Junior Subordinated Notes due 2080	SOJD	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
The Southern Company (the “Company”) held its Annual Meeting of Stockholders on May 27, 2020. Stockholders voted as follows on the matters presented for a vote:

1.	The nominees for election to the Board of Directors were elected based on the following votes:

Nominees	Votes For	Votes Against	Abstentions	Broker Non-Votes

Janaki Akella	663,270,790	4,526,620	2,383,786	210,265,284
Juanita Powell Baranco	648,842,033	19,095,036	2,244,127	210,265,284
Jon A. Boscia	639,615,064	26,379,759	4,186,373	210,265,284
Henry A. Clark III	656,694,813	11,149,489	2,336,894	210,265,284
Anthony F. Earley, Jr.	663,307,173	4,586,654	2,287,369	210,265,284
Thomas A. Fanning	636,003,693	27,899,115	6,278,388	210,265,284
David J. Grain	663,750,606	4,100,622	2,329,968	210,265,284
Donald M. James	649,799,704	18,053,727	2,327,765	210,265,284
John D. Johns	653,624,844	14,234,927	2,321,425	210,265,284
Dale E. Klein	661,974,964	5,868,658	2,337,574	210,265,284
Ernest J. Moniz	656,819,339	10,924,505	2,437,352	210,265,284
William G. Smith, Jr.	648,822,165	19,027,557	2,331,474	210,265,284
Steven R. Specker	656,346,968	11,493,120	2,341,108	210,265,284
E. Jenner Wood III	663,607,943	4,148,400	2,424,853	210,265,284

2.	The proposal to approve, on an advisory basis, the Company’s named executive officers’ compensation was approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
631,373,311	32,936,250	5,871,635	210,265,284

3.	The proposal to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2020 was approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
866,168,664	11,410,443	2,867,373	N/A

4.	The stockholder proposal regarding an independent Board Chair was not approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
147,996,616	514,757,154	7,427,426	210,265,284

5.	The stockholder proposal regarding a report on lobbying was not approved based upon the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
186,622,349	475,447,718	8,111,129	210,265,284

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 29, 2020	THE SOUTHERN COMPANY
	By	/s/Melissa K. Caen
Melissa K. Caen Assistant Secretary

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